Exhibit 10.3

ONDECK ASSET SECURITIZATION TRUST II LLC,
as Issuer
and
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Indenture Trustee
SERIES 2016-1 INDENTURE SUPPLEMENT
dated as of May 17, 2016
to
BASE INDENTURE
dated as of May 17, 2016
$250,000,000
of
Asset Backed Notes

-i-

Page

	Section 8.6 Amendments	39
	Section 8.7 Severability	39
	Section 8.8 Counterparts	39
	Section 8.9 No Bankruptcy Petition	39
	Section 8.10 Notice to Rating Agencies	39
	Section 8.11 Annual Opinion of Counsel	40
	Section 8.12 Tax Treatment	40
	Section 8.13 Confidentiality	40

EXHIBITS

Exhibit A-1:	Form of Restricted Global Class A Note
Exhibit A-2:	Form of Temporary Global Class A Note
Exhibit A-3:	Form of Permanent Global Class A Note
Exhibit B-1:	Form of Restricted Global Class B Note
Exhibit B-2:	Form of Temporary Global Class B Note
Exhibit B-3:	Form of Permanent Global Class B Note
Exhibit C-1:	Form of Transfer Certificate
Exhibit C-2:	Form of Transfer Certificate
Exhibit C-3:	Form of Transfer Certificate
Exhibit C-4:	Form of Clearing System Certificate
Exhibit C-5:	Form of Certificate of Beneficial Ownership
Exhibit D:	Form of Monthly Settlement Statement
Exhibit E:	Form of Withdrawal Request
Exhibit F:	Industry Codes
Exhibit G:	SIC Industry Codes

-ii-

SERIES 2016-1 SUPPLEMENT, dated as of May 17, 2016 (as amended, supplemented, restated or otherwise modified from time to time, this “Indenture Supplement”) between ONDECK ASSET SECURITIZATION TRUST II LLC, a special purpose limited liability company established under the laws of Delaware (the “Issuer”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, in its capacity as Indenture Trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Indenture Trustee”), to the Base Indenture, dated as of May 17, 2016, between the Issuer and the Indenture Trustee (as further amended, modified, restated or supplemented from time to time, exclusive of Indenture Supplements creating new Series of Notes, the “Base Indenture”).
PRELIMINARY STATEMENT
WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into an Indenture Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.
NOW, THEREFORE, the parties hereto agree as follows:
DESIGNATION
There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Indenture Supplement and such Series of Notes shall be designated generally as Series 2016-1 Asset Backed Notes.
The Series 2016-1 Notes shall be issued in two classes: the first of which shall be designated as Series 2016-1 Asset Backed Notes, Class A, and referred to herein as the Class A Notes, and the second of which shall be designated as the Series 2016-1 Asset Backed Notes, Class B, and referred to herein as the Class B Notes. The Class A Notes and the Class B Notes are referred to herein collectively as the “ Series 2016-1 Notes.”
The Series 2016-1 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.
The net proceeds from the sale of the Series 2016-1 Notes shall be applied in accordance with Section 2.4(a).
ARTICLE I
DEFINITIONS
(a)     All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule 1 thereto. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of this Indenture Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2016-1 Notes and not to any other Series of Notes issued by the Issuer.
(b)     The following words and phrases shall have the following meanings with respect to the Series 2016-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:
“Additional Servicer Default” is defined in Section 3.2.
“Adjusted Pool Outstanding Principal Balance” means, on any date of determination, the amount by which the sum of the Outstanding Principal Balances for all Pooled Loans exceeds the sum of the Outstanding Principal Balances for all 30 MPF Pooled Loans.
“Aggregate Excess Concentration Amount” means, on any date of determination, an amount equal to the product of (x) the Series 2016-1 Invested Percentage on such date and (y) the sum, without duplication, on such date of:
(i)     the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which are located in California exceeds 20.00% of the Adjusted Pool Outstanding Principal Balance;
(ii)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which are located in Florida exceeds 15.00% of the Adjusted Pool Outstanding Principal Balance;
(iii)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which are located in New York exceeds 15.00% of the Adjusted Pool Outstanding Principal Balance;
(iv)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which are located in Texas exceeds 15.00% of the Adjusted Pool Outstanding Principal Balance;
(v)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which are located in a single state (other than California, Florida, New York or Texas) exceeds 10.00% of the Adjusted Pool Outstanding Principal Balance;

(vi)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which share the Highest Concentration Industry Code exceeds 25.00% of the Adjusted Pool Outstanding Principal Balance;
(vii)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which share the same Industry Code (other than the Highest Concentration Industry Code) exceeds 20.00% of the Adjusted Pool Outstanding Principal Balance;
(viii)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which were classified by OnDeck on the basis of the SIC Codes of the business of such Obligors as falling within SIC Industry Code Group A exceeds 0.00% of the Adjusted Pool Outstanding Principal Balance;
(ix)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which were classified by OnDeck on the basis of the SIC Codes of the business of such Obligors as falling within SIC Industry Code Group B exceeds 2.00% of the Adjusted Pool Outstanding Principal Balance;
(x)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which were classified by OnDeck on the basis of the SIC Codes of the business of such Obligors as falling within SIC Industry Code Group C exceeds 5.00% of the Adjusted Pool Outstanding Principal Balance;
(xi)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which were classified by OnDeck on the basis of the SIC Codes of the business of such Obligors as falling within SIC Industry Code Type 1 exceeds 15.00% of the Adjusted Pool Outstanding Principal Balance;
(xii)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which were classified by OnDeck on the basis of the SIC Codes of the business of such Obligors as falling within SIC Industry Code Type 2 exceeds 10.00% of the Adjusted Pool Outstanding Principal Balance;
(xiii)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which were classified by OnDeck on the basis of the SIC Codes of the business of such Obligors as falling within SIC Industry Code Type 3 exceeds 10.00% of the Adjusted Pool Outstanding Principal Balance;

(xiv)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) having a number of Payment Dates at origination which is more than the One Year Equivalent with respect to such Loan exceeds 30.00% of the Adjusted Pool Outstanding Principal Balance;
(xv)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) having a number of Payment Dates at origination which is more than the One Year Equivalent with respect to such Loan and the Obligors of which had OnDeck Scores® at origination of less than 470 exceeds 0.00% of the Adjusted Pool Outstanding Principal Balance;
(xvi)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) having a number of Payment Dates at origination which is more than the One Year Equivalent with respect to such Loan and the Obligors of which had OnDeck Scores® at origination of less than 500 exceeds 5.00% of the Adjusted Pool Outstanding Principal Balance;
(xvii)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) having a number of Payment Dates at origination which is more than the One Year Equivalent with respect to such Loan and the Obligors of which had OnDeck Scores® at origination of less than 530 exceeds 20.00% of the Adjusted Pool Outstanding Principal Balance);
(xviii)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) having an Outstanding Principal Balance in excess of $75,000 exceeds 40.00% of the Adjusted Pool Outstanding Principal Balance;
(xix)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) having an Outstanding Principal Balance in excess of $125,000 exceeds 20.00% of the Adjusted Pool Outstanding Principal Balance;
(xx)    the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) having an Outstanding Principal Balance in excess of $200,000 exceeds 7.50% of the Adjusted Pool Outstanding Principal Balance;
(xxi)     the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which had OnDeck Scores® at origination of less than 470 exceeds 10.00% of the Adjusted Pool Outstanding Principal Balance;

(xxii)     the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which had OnDeck Scores® at origination of less than 500 exceeds 30.00% of the Adjusted Pool Outstanding Principal Balance;
(xxiii)     the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which had OnDeck Scores® at origination of less than 530 exceeds 65.00% of the Adjusted Pool Outstanding Principal Balance;
(xxiv)     the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which have been in business for less than two (2) years exceeds 10.00% of the Adjusted Pool Outstanding Principal Balance;
(xxv)     the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) the Obligors of which have been in business for less than five (5) years exceeds 40.00% of the Adjusted Pool Outstanding Principal Balance;
(xxvi)     the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) that have been the subject of Material Modifications exceeds 5.00% of the Adjusted Pool Outstanding Principal Balance;
(xxvii)     the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) that are not Renewal Loans exceeds 65.00% of the Adjusted Pool Outstanding Principal Balance;
(xxviii) the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) that are FAP Loans and that are not Renewal Loans exceeds 25.00% of the Adjusted Pool Outstanding Principal Balance; and
(xxix)     the amount by which the aggregate Outstanding Principal Balance of all Pooled Loans (excluding all 30 MPF Pooled Loans) that are Weekly Pay Loans exceeds 50.00% of the Adjusted Pool Outstanding Principal Balance.
“Amortization Event” is defined in Article III.
“Annual Backup Servicer Fee Limit” means, for any Payment Date, an amount equal to the excess, if any, of (x) $200,000 over (y) the aggregate amount of the Series 2016-1 Backup Servicing Fees paid to the Backup Servicer pursuant to clause (iii) of Section 2.5(b) on the eleven Payment Dates preceding such Payment Date (or, such lesser number of Payment Dates as shall have occurred since the Series 2016-1 Closing Date).

“Annual Custodian Fee Limit” means, for any Payment Date, an amount equal to the excess, if any, of (x) $15,000 over (y) the aggregate amount of fees, expenses and indemnities paid to the Custodian pursuant to clause (i) of Section 2.5(b) on the eleven Payment Dates preceding such Payment Date (or, such lesser number of Payment Dates as shall have occurred since the Series 2016-1 Closing Date).
“Annual Indenture Trustee Fee Limit” means, for any Payment Date, an amount equal to the excess, if any, of (x) $135,000 over (y) the aggregate amount of fees, expenses and indemnities paid to the Indenture Trustee pursuant to clause (i) of Section 2.5(b) on the eleven Payment Dates preceding such Payment Date (or, such lesser number of Payment Dates as shall have occurred since the Series 2016-1 Closing Date).
“Applicable Procedures” is defined in Section 6.5(c).
“Cash” means money, currency or a credit balance in any demand, securities account or deposit account; provided, however, that notwithstanding anything to the contrary contained herein, “Cash” shall exclude any amounts that would not be considered “cash” under GAAP or “cash” as recorded on the books of OnDeck and its Subsidiaries.
“Cash Equivalents” means, as of any day, (a) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such day; (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such day and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (c) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (d) certificates of deposit or bankers’ acceptances maturing within one year after such day and issued or accepted by any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator) and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (e) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (a) and (b) above, (ii) has net assets of not less than $500,000,000 and (iii) has the highest rating obtainable from either S&P or Moody’s.
“Class A Adjusted Invested Amount” means, on any date of determination, the excess, if any, of (a) the Class A Invested Amount on such date over (b) the amount of cash and Permitted Investments on deposit in the Series 2016-1 Collection Account (after giving effect to any withdrawals therefrom on such date pursuant to Section 2.4(c)) on such date.

“Class A Initial Invested Amount” means the aggregate initial principal amount of the Class A Notes, which is $211,540,000.
“Class A Interest Payment” means (a) for the initial Payment Date after the Series 2016-1 Closing Date, the product of (i) 1/360 of the Class A Note Rate, (ii) the number of days from and including the Series 2016-1 Closing Date to and excluding the 17th day of the calendar month in which the initial Payment Date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) and (iii) the Initial Class A Invested Amount and (b) for any subsequent Payment Date, the sum of (i) the product of (x) one-twelfth of the Class A Note Rate and (y) the Class A Invested Amount on the immediately preceding Payment Date (after giving effect to all payments of principal of the Class A Notes on such immediately preceding Payment Date) and (ii) the portion, if any, of the Class A Interest Payment for the immediately preceding Payment that was not paid on such Payment Date, together with interest thereon (to the extent permitted by law) at the Class A Note Rate.
“Class A Invested Amount” means, as of any date of determination, an amount equal to (a) the Class A Initial Invested Amount minus (b) the amount of principal payments made to Class A Noteholders on or prior to such date.
“Class A Note Owner” means, with respect to the Series 2016-1 Global Note that is a Class A Note, the Person who is the beneficial owner of an interest in such Series 2016-1 Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).
“Class A Note Rate” means 4.21% per annum.
“Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.
“Class A Notes” means any one of the Series 2016-1 Asset Backed Notes, Class A, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1, A-2 or A-3. Definitive Class A Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.11 of the Base Indenture.
“Class A Required Enhancement Amount” means, on any date, an amount equal to the product of (a) the Class A Required Enhancement Percentage and (b) the Class A Adjusted Invested Amount on such date; provided, however, that, after the declaration or occurrence of an Amortization Event with respect to the Series 2016-1 Notes, the Class A Required Enhancement Amount shall equal the Class A Required Enhancement Amount on the date of the declaration or occurrence of such Amortization Event.
“Class A Required Enhancement Percentage” means 29.869%.

“Class B Adjusted Invested Amount” means, on any date of determination, the excess, if any, of (a) the Class B Invested Amount on such date over (b) the excess, if any, of (x) the amount of cash and Permitted Investments on deposit in the Series 2016-1 Collection Account (after giving effect to any withdrawals therefrom on such date pursuant to Section 2.3(c)) on such date over (y) the Class A Invested Amount on such date.
“Class B Initial Invested Amount” means the aggregate initial principal amount of the Class B Notes, which is $38,460,000.
“Class B Interest Payment” means (a) for the initial Payment Date after the Series 2016-1 Closing Date, the product of (i) 1/360 of the Class B Note Rate, (ii) the number of days from and including the Series 2016-1 Closing Date to and excluding the 17th day of the calendar month in which the initial Payment Date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) and (iii) the Initial Class B Invested Amount and (b) for any subsequent Payment Date, the sum of (i) the product of (x) one-twelfth of the Class B Note Rate and (y) the Class B Invested Amount on the immediately preceding Payment Date (after giving effect to all payments of principal of the Class B Notes on such immediately preceding Payment Date) and (ii) the portion, if any, of the Class B Interest Payment for the immediately preceding Payment Date that was not paid on such Payment Date, together with interest thereon (to the extent permitted by law) at the Class B Note Rate.
“Class B Invested Amount” means, as of any date of determination, an amount equal to (a) the Class B Initial Invested Amount minus (b) the amount of principal payments made to Class B Noteholders on or prior to such date.
“Class B Note Owner” means, with respect to a Series 2016-1 Global Note that is a Class B Note, the Person who is the beneficial owner of an interest in such Series 2016-1 Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).
“Class B Note Rate” means 7.63% per annum.
“Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register.
“Class B Notes” means any one of the Series 2016-1 Asset Backed Notes, Class B, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit B-1, B-2 or B-3. Definitive Class B Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.11 of the Base Indenture.
“Class B Required Enhancement Amount” means, on any date, an amount equal to the product of (a) the Class B Required Enhancement Percentage and (b) the Series

2016-1 Adjusted Invested Amount on such date; provided, however, that, after the declaration or occurrence of an Amortization Event with respect to the Series 2016-1 Notes, the Class B Required Enhancement Amount shall equal the Class B Required Enhancement Amount on the date of the declaration or occurrence of such Amortization Event.
“Class B Required Enhancement Percentage” means 9.890%.
“Clearstream” is defined in Section 6.3.
“Confidential Information” means information delivered to the Indenture Trustee or any Series 2016-1 Noteholder by or on behalf of the Issuer or OnDeck in connection with and relating to the transactions contemplated by or otherwise pursuant to the Indenture and the Transaction Documents, but will not include information that: (i) was publicly known or otherwise known to the Indenture Trustee or the Series 2016-1 Noteholder prior to the time of such disclosure; (ii) subsequently becomes publicly known through no act or omission by the Indenture Trustee, any Series 2016-1 Noteholder or any Person acting on behalf of the Indenture Trustee or any Series 2016-1 Noteholder; (iii) otherwise is known or becomes known to the Indenture Trustee or any Series 2016-1 Noteholder other than (x) through disclosure by the Issuer or OnDeck or (y) as a result of a breach of fiduciary duty to the Issuer or a contractual duty to the Issuer; or (iv) is allowed to be treated as non-confidential by consent of the Issuer and OnDeck.
“Consolidated Liquidity” means, as of any day, an amount determined for OnDeck and its Subsidiaries, on a consolidated basis, equal to the sum of (i) unrestricted Cash and Cash Equivalents of OnDeck and its Subsidiaries, as of such day, and (ii) the aggregate amount of all unused and available credit commitments under any credit facilities of OnDeck and its Subsidiaries, as of such day; provided, that, as of such day, all of the conditions to funding such amounts have been fully satisfied (other than delivery of prior notice of funding and pre-funding notices, opinions and certificates that are reasonably capable of delivery as of such day) and no lender under such credit facilities shall have refused to make a loan or other advance thereunder at any time after a request for a loan was made thereunder.
“Consolidated Total Debt” means, as of any day, the aggregate stated balance sheet amount of all Indebtedness of OnDeck and its Subsidiaries determined on a consolidated basis in accordance with GAAP, including all accrued and unpaid interest on the foregoing, provided, that accounts payable, accrued expenses, liabilities for leasehold improvements and deferred revenue of OnDeck and its Subsidiaries shall not be included in any determination of Consolidated Total Debt.
“Convertible Indebtedness” means any Indebtedness of OnDeck that (a) is convertible to equity, including convertible preferred stock, (b) requires no payment of principal thereof or interest thereon and (c) is fully subordinated to all indebtedness for borrowed money of OnDeck, as to right and time of payment and as to any other rights and remedies thereunder, including, an agreement on the part of the holders of such Indebtedness that the maturity of such Indebtedness cannot be accelerated prior to the maturity date of such indebtedness for borrowed money.
“DBRS” means DBRS, Inc. and any successor thereto.
“Deficiency” is defined in Section 2.2(c)(i).
“Delinquency Ratio” means, as of any Determination Date, the percentage equivalent of a fraction (a) the numerator of which is the aggregate Outstanding Principal Balance of all Pooled Loans that had a Missed Payment Factor of (i) with respect to Daily Pay Loans, fifteen or higher as of such Determination Date, or (ii) with respect to Weekly Pay Loans, three or higher as of such Determination Date and (b) the denominator of which is the Pool Outstanding Principal Balance as of such Determination Date.
“DTC” means The Depository Trust Company or its successor, as the Clearing Agency for the Series 2016-1 Notes.
“DTC Custodian” means the Indenture Trustee, in its capacity as custodian for DTC and any successor thereto in such capacity.
“Euroclear” is defined in Section 6.3.
“FAP Loan” means a Loan originated through a third-party broker that is part of OnDeck’s “Funding Advisor Program” channel.
“Financial Assets” is defined in Section 2.3(b)(i).
“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.
“Fiscal Year” means the fiscal year of OnDeck and its Subsidiaries ending on December 31 of each calendar year.
“Highest Concentration Industry Code” means, on any date of determination, the Industry Code shared by Obligors of Pooled Loans having the highest aggregate Outstanding Principal Balance.
“Industry Code” means, with respect to any Obligor of a Pooled Loan, the industry code listed on Exhibit F under which the business of such Obligor has been classified by OnDeck.
“Intangible Assets” means assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

“Interest and Expense Amount” means, for any Payment Date, an amount equal to the sum of (x) the Interest Payment for such Payment Date and (y) the amounts to be distributed from the Series 2016-1 Settlement Account pursuant to paragraphs (i) through (iii) of Section 2.5(b) on such Payment Date.
“Interest Payment” means, for any Payment Date, the sum of the Class A Interest Payment and the Class B Interest Payment for such Payment Date.
“Legal Final Payment Date” means the May 2020 Payment Date.
“Leverage Ratio” means the ratio as of any day of (a) Consolidated Total Debt, excluding Subordinated Debt and Convertible Indebtedness, as of such day, to (b) the sum of (i) OnDeck’s total stockholders’ equity as of such day, (ii) Warranty Liability as of such day and (iii) the sum of Subordinated Debt and Convertible Indebtedness as of such day.
“Majority in Interest” means (a) so long as the Class A Notes are Outstanding, Class A Noteholders holding more than 50% of the Class A Invested Amount (excluding any Class A Notes held by the Issuer or any Affiliate of the Issuer) and (b) so long as the Class B Notes are Outstanding and no Class A Notes are Outstanding, Class B Noteholders holding more than 50% of the Class B Invested Amount (excluding any Class B Notes held by the Issuer or any Affiliate of the Issuer).
“Material Modification” means, with respect to any Loan, (a) a reduction in the interest rate, an extension of the term, a reduction in, or change in frequency of, any required Payment or an extension of a Loan Payment Date, in each case other than a temporary modification made in accordance with the Credit Policies, or (b) a reduction in the Outstanding Principal Balance.
“New York UCC” is defined in Section 2.3(b)(i).
“Note Rate” means the Class A Note Rate or the Class B Note Rate, as the context may require.
“One Year Equivalent” means, with respect to any Loan that is a Daily Pay Loan, 252 Loan Payment Dates and, with respect to any Loan that is a Weekly Pay Loan, 52 Loan Payment Dates.
“Outstanding” means, with respect to the Series 2016-1 Notes, all Series 2016-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2016-1 Notes theretofore canceled or delivered to the Transfer Agent and Registrar for cancellation, (b) Series 2016-1 Notes which have not been presented for payment but funds for the payment of which are on deposit in the Series 2016-1 Distribution Account and are available for payment of such Series 2016-1 Notes, and Series 2016-1 Notes which are considered paid pursuant to Section 11.1 of the Base Indenture, or (c) Series 2016-1 Notes in exchange for or in lieu of other Series 2016-1 Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Series 2016-1 Notes are held by a purchaser for value.
“Outstanding Principal Balance Decline” means, for any Payment Date, (a)(i) with respect to any Pooled Loan that became a 30 MPF Pooled Loan during the related Monthly Period, the Outstanding Principal Balance of such Pooled Loan on the date such Pooled Loan became a 30 MPF Pooled Loan, (ii) with respect to any Pooled Loan other than any Pooled Loan included in clause (i) that became a Charged-Off Loan during the related Monthly Period, the Outstanding Principal Balance of such Pooled Loan on the date such Pooled Loan became a Charged-Off Loan and (iii) with respect to any Pooled Loan that became a Warranty Repurchase Loan during the related Monthly Period, the Outstanding Principal Balance of such Pooled Loan on the date such Pooled Loan became a Warranty Repurchase Loan, and (b) with respect to any Pooled Loan other than a Pooled Loan included in clause (a), an amount equal to the amount, if any, by which the Outstanding Principal Balance of such Pooled Loan as of the first day of the related Monthly Period (or, if the Transfer Date for such Pooled Loan was after such day, as of such Transfer Date) exceeded the Outstanding Principal Balance of such Pooled Loan as of the first day of the Monthly Period immediately succeeding the related Monthly Period.
“Payment Date” means the 17th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing June 17, 2016.
“Permanent Global Notes” is defined in Section 6.3.
“Prepayment Date” is defined in Article IV.
“Principal Payment Amount” means, for any Payment Date, the sum of the Outstanding Principal Balance Declines with respect to each Pooled Loan for such Payment Date.
“QIBs” is defined in Section 6.1.
“Rating Agencies” means, with respect to the Series 2016-1 Notes, DBRS and S&P and any other nationally recognized rating agency rating the Series 2016-1 Notes at the request of the Issuer.
“Rating Agency Condition” means, with respect to the Series 2016-1 Notes with respect to any action subject to such condition, the delivery by the Issuer of written (including in the form of e-mail) notice of the proposed action to each Rating Agency with respect to the Series 2016-1 Notes at least ten Business Days prior to the effective date of such action (or such shorter notice period if specified in the Base Indenture or this Indenture Supplement with respect to any specific action, or if ten Business Days prior notice is impractical, such advance notice as is practicable).

“Record Date” means, with respect to each Payment Date, the immediately preceding Business Day.
“Regulation S” means Regulation S promulgated under the Securities Act.
“Renewal Loan” means a Loan the proceeds of which were used to satisfy in full an existing Loan.
“Restricted Global Notes” is defined in Section 6.2.
“Restricted Notes” means the Restricted Global Notes and all other Series 2016-1 Notes evidencing the obligations, or any portion of the obligations, initially evidenced by the Restricted Global Notes, other than certificates transferred or exchanged upon certification as provided in Section 6.5.
“Restricted Period” means the period commencing on the Series 2016-1 Closing Date and ending on the 40th day after the Series 2016-1 Closing Date.
“Rule 144A” means Rule 144A promulgated under the Securities Act.
“Securities Intermediary” is defined in Section 2.3(a).
“Series 2016-1” means Series 2016-1, the Principal Terms of which are set forth in this Indenture Supplement.
“Series 2016-1 Adjusted Invested Amount” means, on any date of determination, the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount.
“Series 2016-1 Amortization Period” means the period beginning at the earlier of (a) the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2016-1 Notes and (b) the close of business on April 30, 2018, and ending on the date when the Series 2016-1 Notes are fully paid.
“Series 2016-1 Asset Amount” means, on any date of determination, the product of (a) the Adjusted Pool Outstanding Principal Balance and (b) the percentage equivalent of a fraction the numerator of which is the Series 2016-1 Required Asset Amount on such date and the denominator of which is the sum of (x) the Series 2016-1 Required Asset Amount and (y) the aggregate Required Asset Amounts with respect to each other Series of Notes on such date.
“Series 2016-1 Asset Amount Deficiency” means, on any date of determination, the amount, if any, by which the Series 2016-1 Asset Amount is less than the Series 2016-1 Required Asset Amount on such date.
“Series 2016-1 Average Balance Maximum Amount” means $55,000.

“Series 2016-1 Backup Servicing Fee” means, for any Payment Date, an amount equal to the Series 2016-1 Percentage on the immediately preceding Payment Date of the Backup Servicing Fee payable by the Issuer to the Backup Servicer pursuant to the Backup Servicing Agreement on such Payment Date.
“Series 2016-1 Charged-Off Loan Percentage” means, with respect to any Business Day, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the Series 2016-1 Required Asset Amount as of the end of the immediately preceding Business Day and the denominator of which is the sum of the numerators used to determine the Charged-Off Loan Percentages for all Series of Notes on such Business Day.
“Series 2016-1 Closing Date” means May 17, 2016.
“Series 2016-1 Collateral” means the Collateral and the Series 2016-1 Series Account Collateral.
“Series 2016-1 Collection Account” is defined in Section 2.1(a).
“Series 2016-1 Excluded Additional Servicer Default” means the occurrence of any Additional Servicer Default with respect to the Series 2016-1 Notes set forth in Section 3.2.
“Series 2016-1 Global Notes” means a Temporary Global Note, a Restricted Global Note or a Permanent Global Note.
“Series 2016-1 Hot Backup Servicer Trigger Event” means the occurrence of either of the following events on any Payment Date:
(a) the Two-Month Weighted Average Excess Spread on such Payment Date is less than 12.50%; or
(b) the Two-Month Average Delinquency Ratio on such Payment Date is greater than 12.50%.
“Series 2016-1 Initial Invested Amount” means the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount.
“Series 2016-1 Interest and Expense Account” is defined in Section 2.1(a).
“Series 2016-1 Invested Amount” means, on any date of determination, the sum of the Class A Invested Amount and the Class B Invested Amount.
“Series 2016-1 Invested Percentage” means, with respect to any Business Day (i) during the Series 2016-1 Revolving Period, the percentage equivalent of a fraction the numerator of which shall be equal to the Series 2016-1 Required Asset Amount as of the close of business on the immediately preceding Business Day and the denominator of which is the sum of the numerators used to determine the Invested Percentages for allocations for all Series of Notes as of the close of business on the immediately preceding Business Day or (ii) during the Series 2016-1 Amortization Period, the percentage equivalent of a fraction the numerator of which shall be equal to the Series 2016-1 Required Asset Amount as of the close of business on the last Business Day of the Series 2016-1 Revolving Period, and the denominator of which is the sum of the numerators used to determine the Invested Percentages for allocations for all Series of Notes as of the end of the immediately preceding Business Day.
“Series 2016-1 Loan Determination Date” means, for any Transfer Date, at least two Business Days prior to such Transfer Date.
“Series 2016-1 Maximum Original Term” means, with respect to a Daily Pay Loan, 378 Loan Payment Dates and, with respect to a Weekly Pay Loan, 78 Loan Payment Dates.
“Series 2016-1 Maximum Initial Principal Balance” means $250,000.
“Series 2016-1 Minimum Payment Percentage” means 45%.
“Series 2016-1 Note Distribution Account” is defined in Section 2.1(a).
“Series 2016-1 Note Owners” means, collectively, the Class A Note Owners and the Class B Note Owners.
“Series 2016-1 Noteholders” means, collectively, the Class A Noteholders and the Class B Noteholders.
“Series 2016-1 Notes” means, collectively, the Class A Notes and the Class B Notes.
“Series 2016-1 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2016-1 Invested Amount as of such date and the denominator of which is the Aggregate Invested Amount as of such date.
“Series 2016-1 Prepayment Amount” is defined in Article IV.
“Series 2016-1 Principal Payment Amount” means, for any Payment Date, the sum of (a) the product of (i) the average daily Series 2016-1 Invested Percentage during the related Monthly Period and (ii) the Principal Payment Amount for such Payment Date plus, (b) in the case of the Payment Date on June 18, 2018, the amount described in clause (b)(i) of the definition of Total Available Collections Amount for such Payment Date; provided, however, that, if an Amortization Event with respect to the Series 2016-1 Notes shall have occurred or been declared on or prior to such Payment Date, the Series 2016-1 Principal Payment Amount for such Payment Date will equal the lesser of (x) the portion of the Total Available Amount remaining after the distributions described in clauses (i) through (iv) of Section 2.5(b) and (y) the Series 2016-1 Invested Amount on such Payment Date; provided, further, that, if, during the Series 2016-1 Amortization Period, the sum of (A) the Total Available Collections Amount for a Payment Date and (B) the Series 2016-1 Reserve Account Amount on such Payment Date is greater than or equal to the sum of (x) the Interest Payment for such Payment Date, (y) all fees, expenses and indemnities payable to the Indenture Trustee, the Custodian, the Servicer and the Backup Servicer pursuant to Section 2.5(b) on such Payment Date and (z) the Series 2016-1 Invested Amount (before any payments of principal of the Series 2016-1 Notes on such Payment Date), the Series 2016-1 Principal Payment Amount shall equal the Series 2016-1 Invested Amount (before any payments of principal of the Series 2016-1 Notes on that Payment Date).
“Series 2016-1 Required Asset Amount” means, on any date of determination, the sum of (a) the greater of (x) sum of (i) the Class A Adjusted Invested Amount on such date and (ii) the Class A Required Enhancement Amount on such date and (y) the sum of (i) the Series 2016-1 Adjusted Invested Amount on such date and (ii) the Class B Required Enhancement Amount on such date and (b) the Aggregate Excess Concentration Amount on such date.
“Series 2016-1 Required Reserve Account Amount” means $1,648,351.65.
“Series 2016-1 Reserve Account” is defined in Section 2.1(a).
“Series 2016-1 Reserve Account Amount” means, on any date of determination, the amount on deposit in the Series 2016-1 Reserve Account and available for withdrawal therefrom.
“Series 2016-1 Reserve Account Deficiency” means, on any date of determination, the amount, if any, by which the Series 2016-1 Reserve Account Amount is less than the Series 2016-1 Required Reserve Account Amount.
“Series 2016-1 Reserve Account Surplus” means, on any date of determination, the amount, if any, by which the Series 2016-1 Reserve Account Amount exceeds the Series 2016-1 Required Reserve Account Amount.
“Series 2016-1 Revolving Period” means the period from and including the Series 2016-1 Closing Date to but excluding the commencement of the Series 2016-1 Amortization Period.
“Series 2016-1 Series Account Collateral” is defined in Section 2.1(c).
“Series 2016-1 Series Accounts” is defined in Section 2.1(a).
“Series 2016-1 Serviced Portfolio Balance” means, on any date of determination, the product of (a) the Pool Outstanding Principal Balance and (b) the percentage equivalent of a fraction the numerator of which is the Series 2016-1 Required Asset

Amount on such date and the denominator of which is the sum of (x) the Series 2016-1 Required Asset Amount and (y) the aggregate Required Asset Amounts with respect to each other Series of Notes Outstanding on such date.
“Series 2016-1 Servicing Fee” is defined in Section 5.1.
“Series 2016-1 Servicing Fee Percentage” is defined in Section 5.1.
“Series 2016-1 Settlement Account” is defined in Section 2.1(a).
“Series 2016-1 Termination Date” means the date on which the Series 2016-1 Notes are fully paid.
“Series 2016-1 Warm Backup Servicer Trigger Event” means the occurrence of both of the following events on any Payment Date:
(a) the Three-Month Weighted Average Excess Spread on such Payment Date is greater than 16.00%; and
(b) the Three-Month Average Delinquency Ratio on such Payment Date is less than 10.50%.
“SIC Industry Code Group A” means the SIC Industry Codes listed on Exhibit G, under the heading “SIC Industry Code Group A”.
“SIC Industry Code Group B” means the SIC Industry Codes listed on Exhibit G, under the heading “SIC Industry Code Group B”.
“SIC Industry Code Group C” means the SIC Industry Codes listed on Exhibit G, under the heading “SIC Industry Code Group C”.
“SIC Industry Code Type 1” means the SIC Industry Codes listed on Exhibit G, under the heading “SIC Industry Code Type 1”.
“SIC Industry Code Type 2” means the SIC Industry Codes listed on Exhibit G, under the heading “SIC Industry Code Type 2”.
“SIC Industry Code Type 3” means the SIC Industry Codes listed on Exhibit G, under the heading “SIC Industry Code Type 3”.
“Subordinated Indebtedness” means any Indebtedness of OnDeck that is fully subordinated to all senior indebtedness for borrowed money of OnDeck, as to right and time of payment and as to any other rights and remedies thereunder, including, an agreement on the part of the holders of such Indebtedness that the maturity of such Indebtedness cannot be accelerated prior to the maturity date of such senior indebtedness for borrowed money.

“Tangible Net Worth” means, as of any day, the total of (a) OnDeck’s total stockholders’ equity, minus (b) all Intangible Assets of OnDeck, minus (c) all amounts due to OnDeck from its Affiliates, plus (d) any Convertible Indebtedness, plus (e) any Warranty Liability.
“Temporary Global Notes” is defined in Section 6.3.
“Three-Month Average Delinquency Ratio” means, on any Payment Date, the average of the Delinquency Ratios as of the three Determination Dates immediately preceding such Payment Date.
“Three-Month Weighted Average Excess Spread” means, on any Payment Date, the average of the Weighted Average Excess Spreads as of the three Determination Dates immediately preceding such Payment Date.
“Three-Month Weighted Average Loan Yield” means, on any Payment Date, the average of the Weighted Average Loan Yields as of the three Determination Dates immediately preceding such Payment Date.
“Total Available Amount” means, for any Payment Date, an amount equal to the sum of (a) the Total Available Collections Amount for such Payment Date and (b) the amount to be withdrawn from the Series 2016-1 Reserve Account and deposited into the 2016-1 Settlement Account pursuant to Section 2.2(c)(i) or (d) on such Payment Date.
“Total Available Collections Amount” means, for any Payment Date, the sum of (a) the excess, if any, of (i) the sum of (A) the aggregate amount of Collections allocated to the Series 2016-1 Collection Account pursuant to Section 2.4(b) during the related Monthly Period, (B) the investment income on amounts on deposit in the Series 2016-1 Collection Account during such Monthly Period and (C) the investment income on amounts on deposit in the Series 2016-1 Interest and Expense Account during such Monthly Period transferred to the Series 2016-1 Collection Account on such Payment Date pursuant to Section 2.1(b) over (ii) the amount withdrawn from the Series 2016-1 Collection Account during such Monthly Period pursuant to Section 2.2(a) and Section 2.4(c), plus, (b)(i) in the case of the Payment Date on June 18, 2018 so long as no Amortization Event with respect to the Series 2016-1 Notes has occurred prior to such Payment Date, the lesser of (x) any amounts on deposit in the Series 2016-1 Collection Account at the close of business on the last day of May 2018 that are attributable to Collections that were allocated to the Series 2016-1 Notes prior to May 1, 2018 and (y) the amount, if any, by which the Series 2016-1 Required Asset Amount on that Payment Date, calculated without taking into account any such amounts on deposit in the Series 2016-1 Collection Account and after giving effect to the application of the amounts available in accordance with Section 2.5(b)(v) to pay the Series 2016-1 Principal Payment Amount for that Payment Date, exceeds the Series 2016-1 Asset Amount on that Payment Date, or (ii) in the case of the first Payment Date following the occurrence of an Amortization Event with respect to the Series 2016-1 Notes, the amount, if any, by which the amount on deposit in the Series 2016-1 Collection Account at the close of business on the last day of the related Monthly Period was greater than the amount described in clause (a) above.
“Trigger Event” means the occurrence of any of the following events on any Payment Date:
(a) the Three-Month Weighted Average Loan Yield on such Payment Date is less than 38.00%;
(b) the Three-Month Weighted Average Excess Spread on such Payment Date is less than 10.00%; or
(c) the Three-Month Average Delinquency Ratio on such Payment Date is greater than 16.00%.
“Two-Month Average Delinquency Ratio” means, on any Payment Date, the average of the Delinquency Ratios as of the two Determination Dates immediately preceding such Payment Date.
“Two-Month Weighted Average Excess Spread” means, on any Payment Date, the average of the Weighted Average Excess Spreads as of the two Determination Dates immediately preceding such Payment Date.
“Warranty Liability” means, as of any day, the aggregate stated balance sheet fair value of all outstanding warrants exercisable for redeemable convertible preferred shares of OnDeck determined in accordance with GAAP.
“Weighted Average Excess Spread” means, as of any Determination Date, an amount equal to 12 times the percentage equivalent of a fraction:
(a) the numerator of which is the excess, if any, of
(i) the sum of:
(A) an amount equal to the product of (X) all Collections received during the related Monthly Period in respect of Daily Pay Loans that were not applied by the Servicer to reduce the Outstanding Principal Balances of such Daily Pay Loans in accordance with Section 2(a)(i) of the Servicing Agreement, including all recoveries with respect to Charged-Off Loans that were Daily Pay Loans (net of amounts, if any, retained by any third party collection agent) allocated to the Series 2016-1 Collection Account pursuant to Section 2.4(b) and (Y) the quotient of 21 divided by the number of Business Days in the related Monthly Period; and
(B) an amount equal to the sum, with respect to each weekday, of the product of (X) all Collections received during the related Monthly Period in respect of Weekly Pay Loans with Loan Payment Dates on such weekday that were not applied by the Servicer to reduce the Outstanding Principal Balances of such Weekly Pay Loans in accordance with Section 2(a)(i) of the Servicing Agreement, including all recoveries with respect to Charged-Off Loans that were Weekly Pay Loans with Loan Payment Dates on such weekday (net of amounts, if any, retained by any third party collection agent) allocated to the Series 2016-1 Collection Account pursuant to Section 2.4(b) and (Y) the quotient of 4.3333 divided by the number of Loan Payment Dates in respect of such Weekly Pay Loans occurring during the related Monthly Period;
over
(ii) the sum of:
(A) the Interest Payment for the Payment Date immediately succeeding such Determination Date;
(B) the sum of the Series 2016-1 Servicing Fee payable to the Servicer pursuant to Section 2.5(b)(ii) and the portion of the Series 2016-1 Backup Servicing Fee payable to the Backup Servicer pursuant to Section 2.5(b)(iii), in each case, on the Payment Date immediately succeeding such Determination Date;
(C) the aggregate amount of accrued and unpaid fees, expenses and indemnities due and payable to the Indenture Trustee and the Custodian pursuant to Section 2.5(b)(i) on the Payment Date immediately succeeding such Determination Date; and
(D) the product of (x) the daily average of the Series 2016-1 Charged-Off Loan Percentage with respect to each Business Day during the related Monthly Period and (y) the aggregate Outstanding Principal Balance of all Pooled Loans that became Charged-Off Loans during such Monthly Period;
and
(b) the denominator of which is the average daily Series 2016-1 Asset Amount during such Monthly Period.
“Weighted Average Loan Yield” means, as of any Determination Date, the quotient, expressed as a percentage, obtained by dividing (a) the sum, for all Pooled Loans (excluding 30 MPF Pooled Loans), of the product of (i) the Loan Yield for each Pooled Loan (excluding 30 MPF Pooled Loans) multiplied by (ii) the Outstanding Principal Balance of such Loan as of such Determination Date, by (b) the Adjusted Pool Outstanding Principal Balance as of such Determination Date.

“Withdrawal Request” means a written request, substantially in the form of Exhibit E, from an Authorized Officer of the Issuer, requesting the withdrawal of an amount set forth therein from the Series 2016-1 Collection Account and certifying that no Series 2016-1 Asset Amount Deficiency or other Amortization Event with respect to the Series 2016-1 Notes will result from such withdrawal or will be existing immediately thereafter.
ARTICLE II

ARTICLE 5 OF THE BASE INDENTURE
Sections 5.1 through 5.3 of the Base Indenture and each other Section of Article 5 of the Indenture relating to another Series shall read in their entirety as provided in the Base Indenture or any applicable Indenture Supplement. Article 5 of the Indenture (except for Sections 5.1 through 5.3 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 2016-1 Notes:
Section 2.1     Establishment of Series 2016-1 Accounts.
(a)     The Issuer shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 2016-1 Noteholders five securities accounts: (i) the Series 2016-1 Collection Account (such account, the “Series 2016-1 Collection Account”); (ii) the Series 2016-1 Interest and Expense Account (such account, the “Series 2016-1 Interest and Expense Account”); (iii) the Series 2016-1 Settlement Account (such account, the “Series 2016-1 Settlement Account”); (iv) the Series 2016-1 Reserve Account (such account, the “Series 2016-1 Reserve Account”) and (v) the Series 2016-1 Note Distribution Account (such account, the “Series 2016-1 Note Distribution Account” and, together with the Series 2016-1 Collection Account, the Series 2016-1 Interest and Expense Account, the Series 2016-1 Settlement Account and the Series 2016-1 Reserve Account, the “Series 2016-1 Series Accounts”). Each Series 2016-1 Account shall bear a designation indicating that the funds deposited therein are held for the benefit of the Series 2016-1 Noteholders. Each Series 2016-1 Series Account shall be an Eligible Account. If a Series 2016-1 Series Account is at any time no longer an Eligible Account, the Issuer shall, within ten Business Days of obtaining knowledge that such Series 2016-1 Series Account is no longer an Eligible Account, establish a new Series 2016-1 Series Account that is an Eligible Account. If a new Series 2016-1 Series Account is established, the Issuer shall instruct the Indenture Trustee in writing to transfer all cash and investments from the non-qualifying Series 2016-1 Series Account into the new Series 2016-1 Series Account. Initially, each of the Series 2016-1 Series Accounts will be established with Deutsche Bank Trust Company Americas.
(b)     The Issuer may instruct (by standing instructions or otherwise) the institution maintaining each of the Series 2016-1 Collection Account, the Series 2016-1 Interest and Expense Account and the Series 2016-1 Reserve Account to invest funds on deposit in such Series 2016-1 Series Account from time to time in Permitted Investments; provided, however, that (x) any such investment in the Series 2016-1 Collection Account shall mature, or be payable or redeemable upon demand of the holder thereof, not later than (1) in the case of any such investment made during the Series 2016-1 Revolving Period, the Business Day following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2016-1 Collection Account) or (2) in the case of any such investment made during the Series 2016-1 Amortization Period, the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2016-1 Collection Account), unless any such Permitted Investment is held with the Indenture Trustee, then such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on or prior to such Payment Date and (y) any such investment in the Series 2016-1 Interest and Expense Account and the Series 2016-1 Reserve Account shall mature, or be payable or redeemable upon demand of the holder thereof, not later than the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2016-1 Interest and Expense Account or the Series 2016-1 Reserve Account), unless any such Permitted Investment is held with the Indenture Trustee, then such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on or prior to such Payment Date. The Issuer shall not direct the Indenture Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment. Funds on deposit in the Series 2016-1 Settlement Account and the Series 2016-1 Note Distribution Account shall remain uninvested. In the absence of written investment instructions hereunder, funds on deposit in the Series 2016-1 Collection Account, the Series 2016-1 Interest and Expense Account and the Series 2016-1 Reserve Account shall remain uninvested. On each Payment Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 2016-1 Interest and Expense Account shall be deposited in the Series 2016-1 Collection Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2016-1 Collection Account and the Series 2016-1 Reserve Account shall be deemed to be on deposit therein and available for distribution.
(c)     In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 2016-1 Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 2016-1 Noteholders, all of the Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2016-1 Series Accounts, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2016-1 Series Accounts or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2016-1 Series Accounts, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2016-1 Series Accounts, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2016-1 Series Account Collateral”).
Section 2.2     Series 2016-1 Reserve Account
(a)     On any Business Day on which there is a Series 2016-1 Reserve Account Deficiency, the Issuer shall direct the Indenture Trustee in writing by 1:00 P.M., New York City time, on such Business Day to withdraw from the Series 2016-1 Collection Account and deposit in the Series 2016-1 Reserve Account an amount equal to the lesser of such Series 2016-1 Reserve Account Deficiency and the amount then on deposit in the Series 2016-1 Collection Account.
(b)     If there is a Series 2016-1 Reserve Account Surplus on any Payment Date, the Issuer may direct the Indenture Trustee to withdraw from the Series 2016-1 Reserve Account and pay to the Issuer, and the Indenture Trustee shall withdraw from the Series 2016-1 Reserve Account and pay to the Issuer, the lesser of (i) such Series 2016-1 Reserve Account Surplus on such Payment Date and (ii) the Series 2016-1 Reserve Account Amount on such Payment Date so long as, after giving effect to such withdrawal, no Series 2016-1 Asset Amount Deficiency would result therefrom.
(c) (i) If the Issuer determines that the aggregate amount distributable from the Series 2016-1 Settlement Account pursuant to paragraphs (i) through (iv) of Section 2.5(b) on any Payment Date exceeds the Total Available Collections Amount for such Payment Date (the “Deficiency”), the Issuer shall direct the Indenture Trustee in writing at or before 2:00 P.M., New York City time, on the Business Day immediately preceding such Payment Date, and the Indenture Trustee shall, in accordance with such direction, by 11:00 A.M., New York City time, on such Payment Date, withdraw from the Series 2016-1 Reserve Account and deposit in the Series 2016-1 Settlement Account an amount equal to the lesser of (x) the Deficiency and (y) the Series 2016-1 Reserve Account Amount.
(ii) If the Issuer determines that the amount to be deposited in the Series 2016-1 Note Distribution Account pursuant to paragraph (v) of Section 2.5(b) and paid to the Series 2016-1 Noteholders pursuant to Section 2.7 on the Legal Final Payment Date is less than the Series 2016-1 Invested Amount, the Issuer shall direct the Indenture Trustee in writing at or before Noon, New York City time, on the Business Day immediately preceding the Legal Final Payment Date, and the Indenture Trustee shall, in accordance with such direction, by 11:00 A.M., New York City time, on such Payment Date, withdraw from the Series 2016-1 Reserve Account and deposit in the Series 2016-1 Note Distribution Account an amount equal to the lesser of such insufficiency and the Series 2016-1 Reserve Account Amount (after giving effect to any withdrawal therefrom pursuant to Section 2.2(c)(i) on such Payment Date).
(d) If the Issuer determines during the Series 2016-1 Amortization Period that the sum of (i) the Total Available Amount for a Payment Date and (ii) the Series 2016-1 Reserve Account Amount on such Payment Date is greater than or equal to the sum of (x) the Interest Payment for such Payment Date, (y) all fees, expenses and indemnities payable to the Indenture

Trustee, the Custodian, the Servicer and the Backup Servicer pursuant to Section 2.5(b) on such Payment Date and (z) the Series 2016-1 Invested Amount (before any payments of principal of the Series 2016-1 Notes on such Payment Date), the Issuer shall direct the Indenture Trustee in writing at or before 2:00 P.M., New York City time, on the Business Day immediately preceding such Payment Date, and the Indenture Trustee shall, in accordance with such direction, by 11:00 A.M., New York City time, on such Payment Date, withdraw from the Series 2016-1 Reserve Account and deposit in the Series 2016-1 Settlement Account an amount equal to the Series 2016-1 Reserve Account Amount on such Payment Date.
(e) On any date on or after the Series 2016-1 Termination Date, the Indenture Trustee, acting in accordance with the written instructions of the Issuer shall withdraw from the Series 2016-1 Reserve Account all amounts on deposit therein and pay them to the Issuer.
Section 2.3     Indenture Trustee As Securities Intermediary.
(a) The Indenture Trustee or other Person holding a Series 2016-1 Series Account shall be the “Securities Intermediary”. If the Securities Intermediary in respect of any Series 2016-1 Series Account is not the Indenture Trustee, the Issuer shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 2.3.
(b) The Securities Intermediary agrees that:
(i)     The Series 2016-1 Series Accounts are accounts to which “financial assets” within the meaning of Section 8-102(a)(9) (“Financial Assets”) of the UCC in effect in the State of New York (the “New York UCC”) will be credited;
(ii)     All securities or other property underlying any Financial Assets credited to any Series 2016-1 Series Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Series 2016-1 Series Account be registered in the name of the Issuer, payable to the order of the Issuer or specially endorsed to the Issuer;
(iii)     All property delivered to the Securities Intermediary pursuant to this Indenture Supplement will be promptly credited to the appropriate Series 2016-1 Series Account;
(iv)     Each item of property (whether investment property, security, instrument or cash) credited to a Series 2016-1 Series Account shall be treated as a Financial Asset;
(v)     If at any time the Securities Intermediary shall receive any order from the Indenture Trustee directing transfer or redemption of any Financial

Asset relating to the Series 2016-1 Series Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Issuer;
(vi)     The Series 2016-1 Series Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of the UCC, New York shall be deemed to the Securities Intermediary’s jurisdiction and the Series 2016-1 Series Accounts (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;
(vii)     The Securities Intermediary has not entered into, and until termination of this Indenture Supplement, will not enter into, any agreement with any other Person relating to the Series 2016-1 Series Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Indenture Supplement will not enter into, any agreement with the Issuer purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 2.3(b)(v) of this Indenture Supplement; and
(viii)     Except for the claims and interest of the Indenture Trustee and the Issuer in the Series 2016-1 Series Accounts, the Securities Intermediary knows of no claim to, or interest, in the Series 2016-1 Series Accounts or in any Financial Asset credited thereto. If the Securities Intermediary has actual knowledge of the assertion by any other person of any lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2016-1 Series Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Indenture Trustee and the Issuer thereof.

(c) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2016-1 Series Accounts and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2016-1 Series Accounts.
(d) The Securities Intermediary will promptly send copies of all statements for each of the Series 2016-1 Series Accounts, which statements shall reflect any financial assets credited thereto, simultaneously to each of the Issuer and the Indenture Trustee at the addresses set forth in Section 13.4 of the Base Indenture.
(e) Notwithstanding anything in this Section 2.3 to the contrary, with respect to any Series 2016-1 Series Account and any credit balances not constituting Financial Assets credited thereto, the Securities Intermediary shall be acting as a bank (as defined in Section 9-102(a)(8) of the New York UCC) if such Series 2016-1 Series Account is deemed not to constitute a securities account.
Section 2.4     Allocations with Respect to the Series 2016-1 Notes.
(a)     On the Series 2016-1 Closing Date, the Issuer shall cause $247,485,378.81, the net proceeds from the sale of the Series 2016-1 Notes, to be deposited into the Series 2016-1 Collection Account and the Indenture Trustee shall, at the written direction of the Issuer, apply such net proceeds as follows: (i) deposit $1,648,351.65 in the Series 2016-1 Reserve Account and (ii) pay the remainder to or at the written direction of the Seller in satisfaction of the Issuer’s payment obligation (as of the Series 2016-1 Closing Date) to the Seller under Section 2.01(c) of the Loan Purchase Agreement.
(b)     Prior to 3:00 P.M., New York City time, on each Deposit Date during a Monthly Period, the Issuer shall direct in writing the Indenture Trustee to allocate to the Series 2016-1 Noteholders and deposit in the Series 2016-1 Collection Account an amount equal to the product of the Series 2016-1 Invested Percentage on such Deposit Date and the Collections deposited into the Collection Account on such Deposit Date and thereafter to deposit into the Series 2016-1 Interest and Expense Account the lesser of such amount and the amount necessary to cause the aggregate amount so deposited into the Series 2016-1 Interest and Expense Account during such Monthly Period to equal the Interest and Expense Amount for the related Payment Date.
(c)     During the Series 2016-1 Revolving Period, the Issuer may direct the Indenture Trustee by delivering a Withdrawal Request to the Indenture Trustee by 1:00 P.M., New York City time, on any Business Day to withdraw amounts then on deposit in the Series 2016-1 Collection Account (after giving effect to any withdrawal therefrom on such Business Day pursuant to Section 2.2(a)) for either of the following purposes:
(i)     if such Business Day is a Transfer Date, to fund all or a portion of the purchase price of Loans being acquired by the Issuer on such Transfer Date pursuant to the Loan Purchase Agreement; or

(ii)     to reduce the Invested Amount of any other Series of Outstanding Notes;
provided, however, that such application of funds may only be made if no Series 2016-1 Asset Amount Deficiency or other Amortization Event with respect to the Series 2016-1 Notes would result therefrom or exist immediately thereafter.
(d)     The Issuer may direct the Indenture Trustee in writing to allocate to the Series 2016-1 Noteholders and deposit in the Series 2016-1 Note Distribution Account on any Payment Date that is also the Prepayment Date any amounts allocated to another Series of Notes that are available under the applicable Indenture Supplement that the Issuer has elected to apply to pay a portion of the Series 2016-1 Prepayment Amount on such Prepayment Date.
Section 2.5     Monthly Application of Total Available Amount.
(a)     Prior to 2:00 P.M., New York City time, on each Monthly Reporting Date, the Issuer shall direct the Indenture Trustee in writing to (i) withdraw from the Series 2016-1 Interest and Expense Account and deposit in the Series 2016-1 Settlement Account, on the immediately succeeding Payment Date, the Interest and Expense Amount for such Payment Date, and (ii) withdraw from the Series 2016-1 Collection Account and deposit in the Series 2016-1 Settlement Account, on the immediately succeeding Payment Date, the Total Available Collections Amount (less the Interest and Expense Amount for such Payment Date) for such Payment Date.
(b)     On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to Series 2016-1 Notes, the Indenture Trustee shall apply the Total Available Amount for such Payment Date on deposit in the Series 2016-1 Settlement Account in the following order of priority:
(i)     first, on a pro rata basis, to the extent of the Total Available Amount, (A) to the Indenture Trustee, an amount equal to the sum of (1) all accrued and unpaid fees, expenses and indemnities then due to it that relate directly to the Series 2016-1 Notes and (2) the Series 2016-1 Percentage on the immediately preceding Payment Date of all accrued and unpaid fees, expenses and indemnities then due to it that do not relate directly to any Series of Notes, but, so long as no Event of Default has occurred, and the maturity of the Series 2016-1 Notes has not been accelerated, only to the extent that, after giving effect thereto, the Annual Indenture Trustee Fee Limit for such Payment Date shall have not been exceeded, and (B) to the Custodian, an amount equal to the sum of (1) any accrued and unpaid fees, expenses and indemnities then due to it that relate directly to the Series 2016-1 Notes and (2) the Series 2016-1 Percentage on the immediately preceding Payment Date of any accrued and unpaid fees, expenses and indemnities then due to it that do not relate directly to any Series of Notes, but, so long as no Event of Default has occurred, and the maturity of the Series 2016-1 Notes has not been accelerated, only to the extent that after giving effect thereto the Annual Custodian Fee Limit for such Payment Date shall have not been exceeded;
(ii)     second, to the Servicer, to the extent of the Total Available Amount (as such amount has been reduced by the distribution described in clause (i) above), an amount equal to the Series 2016-1 Servicing Fee for the related Monthly Period;
(iii)     third, to the Backup Servicer, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) and (ii) above), an amount equal to the Series 2016-1 Backup Servicing Fee for such Payment Date but only to the extent that after giving effect thereto the Annual Backup Servicer Fee Limit for such Payment Date shall have not been exceeded;
(iv)     fourth, to the Series 2016-1 Note Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (iii) above), an amount equal to the Interest Payment for such Payment Date;
(v)     fifth, (A) on any Payment Date immediately succeeding a Monthly Period falling in the Series 2016-1 Revolving Period, to the Series 2016-1 Collection Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (iv) above), an amount equal to the Series 2016-1 Asset Amount Deficiency, if any, on such Payment Date, and (B) on the earlier of (x) June 18, 2018 or (y) the first Payment Date following the occurrence of an Amortization Event with respect to the Series 2016-1 Notes, to the Series 2016-1 Note Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (iv) above), an amount equal to the Series 2016-1 Principal Payment Amount for such Payment Date;
(vi)     sixth, to the Series 2016-1 Reserve Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (v) above), an amount equal to the Series 2016-1 Reserve Account Deficiency, if any, on such Payment Date;
(vii)     seventh, on a pro rata basis, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (i) through (vi) above), to (A) the Indenture Trustee, an amount equal to the fees, expenses and indemnities not otherwise paid to the Indenture Trustee pursuant to clause (i) above due to the operation of the Annual Indenture Trustee Fee Limit, (B) the Custodian, an amount equal to the fees, expenses and indemnities not otherwise paid to the Custodian pursuant to clause (i) above due to the operation of the Annual Custodian Fee Limit and (C) the Backup Servicer, any portion of the Series 2016-1 Backup Servicing Fee for such Payment Date not otherwise paid to the Backup Servicer pursuant to clause (iii) above due to the operation of the Annual Backup Servicer Fee Limit; and
(viii)     eight, to, or at the written direction of, the Issuer, an amount equal to the balance remaining in the Series 2016-1 Settlement Account.
Section 2.6     Distribution of Interest Payments.
On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to the Series 2016-1 Notes, the Indenture Trustee shall, in accordance with Section 6.1 of the Base Indenture, distribute from the Series 2016-1 Note Distribution Account the Interest Payment for such Payment Date in the following order of priority to the extent of the amount deposited in the Series 2016-1 Note Distribution Account for the payment of interest pursuant to Section 2.5(b)(iv) on such Payment Date:
(a)     pro rata to each Class A Noteholder, an amount equal to the Class A Interest Payment for such Payment Date; and
(b)     pro rata to each Class B Noteholder, an amount equal to the Class B Interest Payment for such Payment Date.
Section 2.7     Distributions of Principal Payments.
(a)     The principal amount of the Series 2016-1 Notes shall be due and payable on the Legal Final Payment Date.
(b)     On the earlier of (x) June 18, 2018 or (y) the first Payment Date following the date of the occurrence of an Amortization Event with respect to the Series 2016-1 Notes and on each Payment Date thereafter, based solely on the information contained in the Monthly Settlement Statement with respect to the Series 2016-1 Notes, the Indenture Trustee shall, in accordance with Section 6.1 of the Base Indenture, distribute from the Series 2016-1 Note Distribution Account the amount deposited therein pursuant to Section 2.5(b)(v) and any amounts withdrawn from the Series 2016-1 Reserve Account and deposited therein pursuant to Section 2.2(c)(ii) on such Payment Date in the following order of priority:
(i)     pro rata to each Class A Noteholder until the Class A Invested Amount is reduced to zero; and
(ii)     pro rata to each Class B Noteholder until the Class B Invested Amount is reduced to zero.
(c)     The Indenture Trustee shall notify the Person in whose name a Series 2016-1 Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Series 2016-1 Note will be paid. Such notice shall be made at the expense of the Issuer and shall be mailed within three Business Days of receipt of a Monthly Settlement Statement indicating that such final payment will be made and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2016-1 Note and shall specify the place where such Series 2016-1 Note may be presented and surrendered for payment of such installment. Notices in connection with payments of Series 2016-1 Notes shall be (i) transmitted by facsimile to Series 2016-1 Noteholders holding Global Notes and (ii) sent by registered mail to Series 2016-1 Noteholders holding Definitive Notes and shall specify that such final installment will be payable only upon presentation and surrender of such Series 2016-1 Note and shall specify the place where such Series 2016-1 Note may be presented and surrendered for payment of such installment.
ARTICLE III
AMORTIZATION EVENTS; SERVICER DEFAULTS
Section 3.1     Amortization Events. If any one of the following events shall occur with respect to the Series 2016-1 Notes:
(a)     any Trigger Event shall occur;
(b)     a Series 2016-1 Reserve Account Deficiency shall occur and continue for at least three Business Days;
(c)     a Series 2016-1 Asset Amount Deficiency shall occur and continue for at least three Business Days;
(d)     an Insolvency Event shall occur with respect to the Seller or the Servicer;
(e)     any Servicer Default shall occur;
(f)     any Event of Default with respect to the Series 2016-1 Notes shall occur;
(g)     the aggregate amount of cash and Permitted Investments on deposit in the Series 2016-1 Collection Account, the Series 2016-1 Reserve Account and any other Series Accounts on any Payment Date, after giving effect to all deposits and withdrawals to be made therein or therefrom on such Payment Date in accordance with this Indenture Supplement or the applicable Indenture Supplement, shall exceed the Pool Outstanding Principal Balance on such Payment Date;
(h)     failure on the part of the Issuer (i) to make any payment or deposit required by the terms of the Base Indenture or this Indenture Supplement which failure continues unremedied for at least five Business Days after the date such payment or deposit is required to be made or (ii) duly to observe or perform any covenants or agreements of the Issuer set forth in the Base Indenture or this Indenture Supplement, which failure materially and adversely affects the interests of the Series 2016-1 Noteholders, and which failure shall continue or not be cured for a period of thirty days after there shall have been given to the Issuer by the Indenture Trustee or the Issuer and the Indenture Trustee by a Majority in Interest, written notice specifying such default and requiring it to be remedied;

(i)     any representation or warranty made by the Issuer in the Base Indenture or this Indenture Supplement, or any information required to be delivered by the Issuer thereunder or hereunder to the Indenture Trustee shall prove to have been incorrect when made or when delivered, which incorrect representation or warranty or information materially and adversely affects the interests of the Series 2016-1 Noteholders and continues to be incorrect for a period of thirty days after there shall have been given to the Issuer by the Indenture Trustee or the Issuer and the Indenture Trustee by a Majority in Interest, written notice thereof;
(j)     failure on the part of the Seller (i) to make any payment required by the terms of the Loan Purchase Agreement (or within the applicable grace period which shall not exceed five Business Days after the date such payment is required to be made) or (ii) duly to observe or perform any covenants or agreements of the Seller in the Loan Purchase Agreement, which failure materially and adversely affects the interests of the Series 2016-1 Noteholders, and which failure shall continue unremedied for a period of thirty days after there shall have been given to the Seller by the Indenture Trustee or the Seller and the Indenture Trustee by a Majority in Interest, written notice specifying such failure and requiring it to be remedied;
(k)    any representation or warranty made by the Seller in the Loan Purchase Agreement, or any information required to be delivered by the Seller thereunder to the Issuer or the Indenture Trustee shall prove to have been incorrect when made or when delivered, which incorrect representation or warranty or information materially and adversely affects the interests of the Series 2016-1 Noteholders and continues to be incorrect for a period of thirty days after there shall have been given to the Seller by the Indenture Trustee or the Seller and the Indenture Trustee by a Majority in Interest, written notice thereof; or
(l)     any of the Transaction Documents shall cease, for any reason, to be in full force and effect, other than in accordance with its terms;
then, in the case of any event described in clause (h) through (l) of this Section 3.1, an Amortization Event will be deemed to have occurred with respect to the Series 2016-1 Notes only, if after the applicable grace period, either the Indenture Trustee or the Majority in Interest, declare that an Amortization Event has occurred with respect to the Series 2016-1 Notes. In the case of any event described in clauses (a) through (g) of this Section 3.1, an Amortization Event with respect to the Series 2016-1 Notes will be deemed to have occurred without notice or other action on the part of the Indenture Trustee or the Series 2016-1 Noteholders.
Section 3.2     Servicer Defaults. The occurrence of any of the following events shall constitute an “Additional Servicer Default” with respect to the Series 2016-1 Notes:
(a)     Consolidated Liquidity as of the last day of any Fiscal Quarter is less than $30,000,000;
(b)     Tangible Net Worth as of the last day of any Fiscal Quarter is less than $100,000,000;

(c)     The Leverage Ratio as of the last day of any Fiscal Quarter is greater than 8:1; or
(d)     Unrestricted Cash and Cash Equivalents of OnDeck and its Subsidiaries as of the last day of Fiscal Quarter is less than $20,000,000.
ARTICLE IV
OPTIONAL PREPAYMENT
The Issuer shall have the option to prepay the Series 2016-1 Notes in whole but not in part, on any Payment Date occurring on or after the April 2018 Payment Date. The Issuer shall give the Indenture Trustee at least three Business Days’ prior written notice of the Payment Date on which the Issuer intends to exercise such option to prepay (the “Prepayment Date”), and the Indenture Trustee shall (at the direction and expense of the Issuer) give the Series 2016-1 Noteholders written notice of the Prepayment Date within one Business Day of its receipt of such notice. The prepayment price for the Series 2016-1 Notes (the “Series 2016-1 Prepayment Amount”) shall equal the Series 2016-1 Invested Amount (determined after giving effect to any payments of principal and interest on such Payment Date), plus accrued and unpaid interest thereon. Not later than 11:00 A.M., New York City time, on such Prepayment Date, the Issuer shall deposit, or cause to be deposited pursuant to Section 2.4(d) or otherwise, in the Series 2016-1 Note Distribution Account an amount sufficient together with the funds deposited into the Series 2016-1 Note Distribution Account pursuant to Section 2.5(b)(iv) and Section 2.5(b)(v) on such Prepayment Date to pay the Series 2016-1 Prepayment Amount in immediately available funds. The funds deposited into the Series 2016-1 Note Distribution Account will be paid by the Indenture Trustee to the Series 2016-1 Noteholders on such Prepayment Date.
ARTICLE V

SERVICING FEE
Section 5.1     Servicing Fee.
A portion of the Servicing Fee payable to the Servicer pursuant to the Servicing Agreement shall be payable to the Servicer on each Payment Date for the related Monthly Period in an amount (the “Series 2016-1 Servicing Fee”) equal to the product of (a) one-twelfth of 3.00% (the “Series 2016-1 Servicing Fee Percentage”) times (b) the daily average of the Series 2016-1 Serviced Portfolio Balance on each day during such Monthly Period; provided, however, that, the Series 2016-1 Servicing Fee on the first Payment Date following the Series 2016-1 Closing Date will equal the product of (i) 1/360 of the Series 2016-1 Servicing Fee Percentage, (ii) the number of days in the period from and including the Series 2016-1 Closing Date to and including May 30, 2016 and (iii) the daily average of the Series 2016-1 Serviced Portfolio Balance on each day during the period described in clause (ii). The Series 2016-1 Servicing Fee shall be payable to the Servicer on each Payment Date pursuant to Section 2.5(b)(ii).

ARTICLE VI

FORM OF SERIES 2016-1 NOTES
Section 6.1     Initial Issuance of Series 2016-1 Notes.
The Series 2016-1 Notes are being offered and sold by the Issuer pursuant to a Purchase Agreement, dated April 27, 2016, among the Issuer, OnDeck and Deutsche Bank Securities Inc. The Series 2016-1 Notes will be reoffered and resold initially only to (1) qualified institutional buyers (as defined in Rule 144A) (“QIBs”) in reliance on Rule 144A and (2) outside the United States, to Persons other than U.S. Persons (as defined in Regulation S of the Securities Act) in accordance with Rule 903 of Regulation S.
Section 6.2     Restricted Global Notes.
Each Class of the Series 2016-1 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of a Global Note in fully registered form, without coupons, substantially in the form set forth with respect to the Class A Notes in Exhibit A‑1 and with respect to the Class B Notes in Exhibit B-1, in each case registered in the name of Cede & Co., as nominee of DTC, and deposited with the DTC Custodian (collectively, the “Restricted Global Notes”). The initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the DTC Custodian in connection with a corresponding decrease or increase in the initial principal amount of the corresponding Class of Temporary Global Notes or the Permanent Global Notes, as hereinafter provided.
Section 6.3     Temporary Global Notes and Permanent Global Notes.
Each Class of the Series 2016-1 Notes offered and sold on the Series 2016-1 Closing Date in reliance upon Regulation S will be issued in the form of a Global Note in fully registered form, without coupons, substantially in the form set forth with respect to the Class A Notes in Exhibit A-2 and with respect to the Class B Notes in Exhibit B-2, in each case which shall be deposited on behalf of the purchasers of the Series 2016-1 Notes represented thereby with the DTC Custodian, and registered in the name of a nominee of DTC for the account of Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”) or for Clearstream Banking, société anonyme (“Clearstream”), duly executed by the Issuer and authenticated by the Indenture Trustee in the manner set forth in Section 2.3 of the Base Indenture. Until such time as the Restricted Period shall have terminated, such Series 2016-1 Notes shall be referred to herein collectively as the “Temporary Global Notes”. After such time as the Restricted Period shall have terminated with respect to any Series 2016-1 Notes, such Class A Notes or Class B Notes, as applicable, as to which the Indenture Trustee has received from Euroclear or Clearstream, as the case may be, a certificate substantially in the form of Exhibit C-4 to the effect that Euroclear or Clearstream, as applicable, has received a certificate substantially in the form of Exhibit C-5, shall be exchanged, in whole or in part, for interests in a permanent global note in registered form without interest coupons, with respect to the Class A Notes, substantially in the form set forth in Exhibit A-3 and with respect to the Class B Notes, substantially in the form set forth in

Exhibit B-3 as hereinafter provided (collectively, the “Permanent Global Notes”). The principal amount of the Temporary Global Notes or the Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the DTC Custodian in connection with a corresponding decrease or increase of principal amount of the corresponding Class of Restricted Global Notes, as hereinafter provided.
Section 6.4     Definitive Notes.
No Series 2016-1 Note Owner will receive a Definitive Note representing such Series 2016-1 Note Owner’s interest in the Series 2016-1 Notes other than in accordance with Section 2.11 of the Base Indenture.
Section 6.5     Transfer Restrictions.
(a)     A Series 2016-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, and no such transfer to any such other Person may be registered; provided, however, that this Section 6.5(a) shall not prohibit any transfer of a Series 2016-1 Note that is issued in exchange for a Series 2016-1 Global Note but is not itself a Series 2016-1 Global Note and shall not prohibit any transfer of a beneficial interest in a Series 2016-1 Global Note effected in accordance with the other provisions of this Section 6.5.
(b)     The transfer by an owner of a beneficial interest in a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the same Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.
(c)     If the owner of a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in a Temporary Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Temporary Global Note, such exchange or transfer may be effected, subject to the applicable rules and procedures of DTC, Euroclear and Clearstream (the “Applicable Procedures”), only in accordance with the provisions of this Section 6.5(c). Upon receipt by the Transfer Agent and Registrar, at the office of the Transfer Agent and Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit C-1 given by the holder of such beneficial interest in such Restricted Global Note, the Transfer Agent and Registrar, if it is not the Indenture Trustee, shall instruct the DTC Custodian to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Temporary Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Global Note having a principal amount equal to the amount by which the principal amount of the Restricted Global Note was reduced upon such exchange or transfer.
(d)     If the owner of a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Permanent Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 6.5(d). Upon receipt by the Transfer Agent and Registrar, at the office of the Transfer Agent and Registrar, of (A) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit C-2 given by the holder of such beneficial interest in such Restricted Global Note, the Transfer Agent and Registrar, if it is not the Indenture Trustee, shall instruct the DTC Custodian to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Permanent Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Global Note having a principal amount equal to the amount by which the principal amount of the Restricted Global Note was reduced upon such exchange or transfer.
(e)     If the owner of a beneficial interest in a Temporary Global Note or a Permanent Global Note wishes at any time to exchange its interest in such Temporary Global Note or such Permanent Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 6.5(e). Upon receipt by the Transfer Agent and Registrar, at the office of the Transfer Agent and Registrar, of

(i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Temporary Global Note or such Permanent Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Global Note (but not such Permanent Global Note), a certificate in substantially the form set forth in Exhibit C-3 given by the holder of such beneficial interest in such Temporary Global Note, the Transfer Agent and Registrar, if it is not the Indenture Trustee, shall instruct the DTC Custodian to reduce the principal amount of such Temporary Global Note or such Permanent Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Temporary Global Note or such Permanent Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Global Note or such Permanent Global Note, as the case may be, was reduced upon such exchange or transfer.
(f)     In the event that a Series 2016-1 Global Note or any portion thereof is exchanged for Series 2016-1 Notes other than Series 2016-1 Global Notes, such other Series 2016-1 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2016-1 Notes that are not Series 2016-1 Global Notes or for a beneficial interest in a Series 2016-1 Global Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Sections 6.5(a) through Section 6.5(e) and Section 6.5(g) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2016-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures, as may be adopted from time to time by the Issuer and the Transfer Agent and Registrar.
(g)     Until the termination of the Restricted Period, interests in the Temporary Global Notes may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 6.5(g) shall not prohibit any transfer in accordance with Section 6.5(e). After the expiration of the Restricted Period, interests in the Permanent Global Notes may be transferred without requiring any certifications.
(h)     The Series 2016-1 Notes shall bear the following legends to the extent indicated:
(i)     The Restricted Global Notes shall bear the following legend:
“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES

LAWS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO ONDECK ASSET SECURITIZATION TRUST II LLC (THE “ISSUER”), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUER, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.
BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT AND WARRANT THAT YOU ARE NOT ACQUIRING OR HOLDING AN INTEREST IN THIS NOTE WITH THE ASSETS OF (I) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY THAT IS DEEMED TO HOLD THE “ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN (WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA), OR (IV) A GOVERNMENTAL, NON-U.S., OR CHURCH PLAN WHICH IS SUBJECT TO OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) (EACH OF (I)-(IV) REFERRED TO AS A “PLAN”), OR (II) THE PLAN’S ACQUISITION AND HOLDING OF THIS NOTE OR ANY INTEREST HEREIN WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 (c)(1)(A)-(C) OF THE CODE OR A SIMILAR VIOLATION OF ANY APPLICABLE SIMILAR LAW.”
(ii)     The Temporary Global Notes shall bear the following legend:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE

UNITED STATES. UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES AND OUTSIDE OF THE UNITED STATES (THE “OFFERING”), THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF ONDECK ASSET SECURITIZATION TRUST II LLC (THE “ISSUER”) THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO THE ISSUER.
BY YOUR ACQUISITION OF THIS NOTE OR ANY INTEREST HEREIN, YOU SHALL BE DEEMED TO REPRESENT AND WARRANT THAT YOU ARE NOT ACQUIRING OR HOLDING AN INTEREST IN THIS NOTE WITH THE ASSETS OF (I) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” (AS DEFINED IN SECTION 4975(c)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY THAT IS DEEMED TO HOLD THE “ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN (WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA), OR (IV) A GOVERNMENTAL, NON-U.S. OR CHURCH PLAN WHICH IS SUBJECT TO OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) (EACH OF (I)-(IV) REFERRED TO AS A “PLAN”), OR (II) THE PLAN’S ACQUISITION AND HOLDING OF THIS NOTE OR ANY INTEREST HEREIN WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975(c)(1)(A)-(C) OF THE CODE OR A SIMILAR VIOLATION OF ANY APPLICABLE SIMILAR LAW.”

(iii)    All Series 2016-1 Global Notes shall bear the following legend:

“THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), OR A NOMINEE THEREOF. THIS NOTE

MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO ONDECK ASSET SECURITIZATION TRUST II LLC (THE “ISSUER”) OR THE TRANSFER AGENT AND REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.”

(iv)    The required legends set forth above shall not be removed from the applicable Series 2016-1 Notes except as provided herein. The legend required for a Restricted Note may be removed from such Restricted Note if there is delivered to the Issuer and the Transfer Agent and Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Issuer, the Transfer Agent or the Registrar that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2016-1 Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Indenture Trustee upon receipt of an Issuer Order shall authenticate and deliver in exchange for such Restricted Note a Series 2016-1 Note or Series 2016-1 Notes having an equal aggregate principal amount that does not bear such legend.
ARTICLE VII

INFORMATION
The Issuer hereby agrees to provide to the Indenture Trustee, by 2:00 P.M., New York City time, on each Monthly Reporting Date, a Monthly Settlement Statement, substantially in the form of Exhibit D, setting forth as of the immediately preceding Determination Date and for the related Monthly Period the information set forth therein, and, on and after the immediately succeeding Payment Date, and such obligation shall be deemed satisfied upon delivery of each such Monthly Settlement Statement to the Indenture Trustee by the Servicer, and the Indenture Trustee shall provide to the Series 2016-1 Note Owners copies of such Monthly Settlement Statement. The Indenture Trustee shall make each Monthly Settlement Statement available each month (as described above) to the Series 2016-1 Note Owners via the Indenture Trustee’s internet website. The Indenture Trustee’s internet website shall initially be located at https://tss.sfs.db.com/investpublic,which may be accessed by the Note Owners with the use of an assigned password.

ARTICLE VIII
MISCELLANEOUS
Section 8.1     Ratification of Indenture.
As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.
Section 8.2     Governing Law.
THIS INDENTURE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 8.3     Further Assurances.
The Issuer agrees, at the Issuer’s expense, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Indenture Trustee or the Majority in Interest to more fully effect the purposes of this Indenture Supplement and the sale of the Series 2016-1 Notes hereunder. The Issuer hereby authorizes the Indenture Trustee (without obligation) to file any financing statements or similar documents or notices or continuation statements in order to perfect the Indenture Trustee’s security interest in the Series 2016-1 Collateral under the provisions of the UCC or similar legislation of any applicable jurisdiction.
Section 8.4     Exhibits.
The following exhibits attached hereto supplement the exhibits included in the Base Indenture:
Exhibit A-1:    Form of Restricted Global Class A Note
Exhibit A-2:    Form of Temporary Global Class A Note
Exhibit A-3:    Form of Permanent Global Class A Note
Exhibit B-1:    Form of Restricted Global Class B Note
Exhibit B-2:    Form of Temporary Global Class B Note
Exhibit B-3:    Form of Permanent Global Class B Note
Exhibit C‑1:    Form of Transfer Certificate
Exhibit C‑2:    Form of Transfer Certificate
Exhibit C‑3:    Form of Transfer Certificate
Exhibit C-4:     Form of Clearing System Certificate
Exhibit C-5:    Form of Certificate of Beneficial Ownership
Exhibit D:     Form of Monthly Settlement Statement
Exhibit E:    Form of Withdrawal Request

Exhibit F:    Industry Codes
Exhibit G:    SIC Industry Codes
Section 8.5     No Waiver; Cumulative Remedies.No failure to exercise and no delay in exercising, on the part of the Indenture Trustee, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.
Section 8.6     Amendments.
Except as provided in Section 12.1 of the Base Indenture, and subject to Section 12.6 of the Base Indenture, the provisions of this Indenture Supplement may from time to time be amended, modified or waived, if (i) such amendment, modification or waiver is in writing and is consented to in writing by the Issuer, the Indenture Trustee and the Majority in Interest and (ii) the Rating Agency Condition is satisfied with respect to such amendment, modification, or waiver.
Section 8.7     Severability.If any provision hereof is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.
Section 8.8     Counterparts.This Indenture Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Indenture Supplement by facsimile transmission or electronic transmission (in pdf format) shall be as effective as delivery of a manually executed counterpart of this Indenture Supplement.
Section 8.9     No Bankruptcy Petition.
(a)     By acquiring a Series 2016-1 Note or an interest therein, each Series 2016-1 Noteholder and each Series 2016-1 Note Owner hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.
(b)     This covenant shall survive the termination of this Indenture Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.
Section 8.10     Notice to Rating Agencies.The Indenture Trustee shall provide to the Rating Agencies a copy of each notice delivered to, or required to be provided by, the Indenture Trustee pursuant to this Indenture Supplement or any other Transaction Document.

Notice to DBRS shall be sent to:
DBRS Inc.
Attention Surveillance
E-mail: ABS_Surveillance@dbrs.com
140 Broadway
New York, NY 10005
Notice to S&P shall be sent to:
Standard & Poor’s Rating Services
Structured Finance
Attention: Structured Credit Surveillance
Email: servicer_reports@standardandpoors.com
55 Water Street, 41st Floor
New York, NY 10041
Section 8.11     Annual Opinion of Counsel.
On or before March 31 of each calendar year, commencing with March 31, 2017, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture Supplement or any Supplement hereto and any other requisite documents and with respect to the authorization and filing of any financing statements and continuation statements as are necessary to maintain the perfection of the Lien and security interest created by this Indenture Supplement and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such Lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture Supplement, any Supplement hereto, and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the Lien and security interest of this Indenture Supplement and any until March 31 in the following calendar year. For the avoidance of doubt, any Opinion of Counsel furnished in connection with this Section 8.11 may be combined with other Opinions of Counsel furnished to the Indenture Trustee pursuant to the other Transaction Documents.
Section 8.12     Tax Treatment.
The Series 2016-1 Notes are being issued with the intention that they qualify under applicable tax law as indebtedness and any entity acquiring any direct or indirect interest in any Series 2016-1 Note by acceptance of its Series 2016-1 Notes (or, in the case of a Note Owner, by virtue of such Note Owner’s acquisition of a beneficial interest therein) agrees to treat the Series 2016-1 Notes (or its beneficial interest therein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income as indebtedness.
Section 8.13     Confidentiality.

Each Series 2016-1 Note Owner, by its acceptance and holding of a beneficial interest in a Series 2016-1 Note, hereby agrees to maintain the confidentiality of all Confidential Information in accordance with procedures adopted by such Series 2016-1 Note Owner in good faith to protect Confidential Information of third parties delivered to such Person; provided that such Person may deliver or disclose Confidential Information to: (i) such Person’s directors, trustees, officers, employees, agents, attorneys, independent or internal auditors and affiliates who agree to hold confidential the Confidential Information; (ii) such Person’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information; (iii) any other Series 2016-1 Note Owner; (iv) any Person of the type that would be, to such Person’s knowledge, permitted to acquire an interest in the Series 2016-1 Notes in accordance with the requirements of this Indenture Supplement pursuant to which such Person sells or offers to sell any such interest in the Series 2016-1 Notes or any part thereof and that agrees to hold confidential the Confidential Information in accordance with this Indenture Supplement; (v) any federal or state or other regulatory, governmental or judicial authority having jurisdiction over such Person; (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally-recognized rating agency that requires access to information about the investment portfolio or such Person; (vii) any reinsurers or liquidity or credit providers that agree to hold confidential the Confidential Information; (viii) any other Person with the consent of the Issuer or (ix) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation, statute or order applicable to such Series 2016-1 Noteholder, (B) in response to any subpoena or other legal process upon prior notice delivered to the Issuer (unless prohibited by applicable law or other requirement having the force of law), (C) in connection with any litigation to which such Person is a party upon prior notice delivered to the Issuer (unless prohibited by applicable law or other requirement having the force of law) or (D) if an Amortization Event with respect to the Series 2016-1 Notes or Event of Default has occurred and is continuing, to the extent such Person may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies offered under the Series 2016-1 Notes, the Indenture or any other document relating to the Series 2016-1 Notes. Each Series 2016-1 Note Owner, by its acceptance of a beneficial interest in the Series 2016-1 Notes, hereby agrees, except as set forth in clauses (v), (vi) and (ix) above, that it will use the Confidential Information for the sole purpose of making an investment in the Series 2016-1 Notes or administering its investment in the Series 2016-1 Notes. In the event of any required disclosure of the Confidential Information by such Series 2016-1 Noteholder, such Series 2016-1 Noteholder shall agree to use reasonably efforts to protect the confidentiality of the Confidential Information.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

ONDECK ASSET SECURITIZATION TRUST II LLC, as Issuer
By: /s/ Howard Katzenberg
Name:    Howard Katzenberg
Title:     Chief financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee
By: /s/ Karlene Benvenute
Name:    Karlene Benvenute
Title:     Assistant Vice President
By: /s/ Marion Hogan
Name:    Marion Hogan
Title:     Assistant Vice President